MAINSTAY FUNDS TRUST

Supplement dated August 24, 2017 (“Supplement”) to:

MainStay Cushing® Funds Prospectus, Summary Prospectuses and Statement of Additional Information, each dated March 31, 2017, as supplemented;

MainStay Equity Funds, MainStay Income and Mixed Asset Funds, MainStay Target Date Funds and MainStay Asset Allocation Funds Prospectuses, Summary Prospectuses and Statement of Additional Information each dated February 28, 2017, as supplemented; and

MainStay Absolute Return Multi-Strategy Fund and MainStay Tax Advantaged Short Term Bond Fund Prospectuses, Summary Prospectuses and Statement of Additional Information each dated August 29, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the applicable Summary Prospectus, Prospectus or Statement of Additional Information.

At a meeting held on June 20, 2017, the Board of Trustees of MainStay Funds Trust (“Board”) approved submitting the following proposals to shareholders:

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain Funds, as listed below.

Shareholders who own shares of a series of MainStay Funds Trust (each a “Fund” and collectively, the “Funds”) as of August 24, 2017 will receive a proxy statement containing further information regarding these proposed changes. The proxy statement will also include proxy cards with which shareholders of each Fund may vote on the proposals at a special meeting scheduled to be held on or about October 23, 2017.

Proposal 1 relates to all Funds. Proposal 2 relates only to the following Funds:

MainStay Conservative Allocation Fund

MainStay Epoch U.S. All Cap Fund

MainStay Floating Rate Fund

MainStay Growth Allocation Fund

MainStay Indexed Bond Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay S&P 500 Index Fund

MainStay Tax Advantaged Short Term Bond Fund

MainStay Total Return Bond Fund

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.